UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50785	33-0753322
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

11119 North Torrey Pines Road
La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On September 12, 2006, we entered into an Offer Letter with David F. Hale, a member of our Board of Directors, pursuant to which Mr. Hale was appointed as Chairman of our Board of Directors.  A copy of the Offer Letter is attached as Exhibit 10.1 hereto and is incorporated herein by reference.  We announced Mr. Hale’s appointment in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

Number	Description

10.1	Offer Letter dated September 12, 2006 by and between Metabasis Therapeutics, Inc. and David F. Hale.

99.1	Press release of Metabasis Therapeutics, Inc. dated September 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

	By:	/s/ John W. Beck
John W. Beck
Senior Vice President of Finance, Chief
Financial Officer and Treasurer

Date: September 14, 2006

INDEX TO EXHIBITS

Number	Description

10.1	Offer Letter dated September 12, 2006 by and between Metabasis Therapeutics, Inc. and David F. Hale.

99.1	Press release of Metabasis Therapeutics, Inc. dated September 14, 2006.